Exhibit 10.10

ASSIGNMENT AND ASSUMPTION AGREEMENT

(Warrants)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of June 21, 1999 (this “Agreement”), by and between MIC-USA Inc., a Delaware corporation (“MIC-USA”), and Great Universal LLC, a Delaware limited liability company (“LLC”).

WHEREAS, MIC-USA holds all of the issued and outstanding shares (the “Outstanding GUI Shares”) of common stock, par value $.01, of Great Universal Incorporated, a Delaware corporation (“GUI”), the Outstanding GUI Shares are subject to warrants to purchase some or all of such shares (the “Warrants”) and the Warrants are subject to a Warrant Agreement, dated as of December 16, 1993, by and among MIC-USA, GUI and American Stock Transfer & Trust Company (the “Warrant Agreement”);

WHEREAS, GUI is effecting a reorganization of GUI and its subsidiaries (the “Reorganization”), in which GUI will merge with and into LLC, GUI NewCo., Inc., a Delaware corporation (“NewCo.”), will become a wholly-owned subsidiary of LLC and XSource Corporation, a Delaware corporation (“XSource”), will become a majority-owned subsidiary of LLC; and

WHEREAS, in connection with the Reorganization, MIC-USA wishes to assign to LLC, and LLC wishes to assume from MIC-USA, all of MIC-USA’s rights and obligations under the Warrants and the Warrant Agreement so that the holders of the Warrants will be entitled to receive, upon exercise of the Warrants, the outstanding capital stock of XSource and NewCo. owned by LLC and LLC will receive upon exercise of the Warrants, the aggregate exercise price paid upon such exercise.

Now, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                  Assignment and Assumption. MIC-USA hereby assigns to LLC, and LLC hereby assumes from MIC-USA, effective as of the date hereof (the “Effective Date”), all of MIC-USA’s right, title, interest, duties, obligations and liabilities under the Warrant Agreement.

2.                  Adjustments to the Warrants. Each outstanding Warrant assumed by LLC hereunder shall, upon exercise of such Warrant, entitle the holder thereof to receive one share of common stock, par value $.01, of NewCo. and 2.0721 shares of common stock, par value $.01, of XSource.

3.                  No Other Liabilities. Except as expressly provided in Section 1 hereof, LLC is not assuming and MIC-USA is not assigning hereunder any other rights or obligations of any kind, nature or description.

4.                  Representations of MIC-USA. MIC-USA hereby represents and warrants that it has all required corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; that execution and delivery of this Agreement, does not, and will not with the passage of time, the giving of notice or otherwise, conflict with its Certificate of Incorporation, as in effect as of the date hereof, or its By-Laws, as in effect as of the date hereof; and that upon execution and delivery hereof, assuming acknowledgment of and consent to this Agreement by LLC, this Agreement is the binding obligation of MIC-USA enforceable by and against MIC-USA in accordance with its terms.

5.                  Representations of LLC. LLC hereby represents and warrants that it has all required power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; that execution and delivery of this Agreement, does not, and will not with the passage of time, the giving of notice or otherwise, conflict with its Certificate of Formation, as in effect as of the date hereof; and that upon execution and delivery hereof, assuming acknowledgment of and consent to this Agreement by MIC-USA, this Agreement is the binding obligation of LLC enforceable by and against LLC in accordance with its terms.

6.                  Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, by and among the parties with respect to the subject matter hereof.

7.                  No Assignment. This Agreement shall not be assignable by operation of law or otherwise, except by prior written consent signed by all of the parties hereto.

8.                  Choice of Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of law.

9.                  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which collectively shall be deemed one and the same instrument.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as an instrument under seal as of the date first written above.

MIC-USA, INC.

/s/ Marc Beuls
By:	Marc Beuls
Its	President

/s/ Mark Lewis
By:	Mark Lewis
Its:	Vice-President, Finance

GREAT UNIVERSAL LLC

/s/ William Mustard
By:	William Mustard
Its:	Manager

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